Exhibit 23.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in (a) the Registration Statement (Form S-8, No. 33-38649 pertaining to the 1989 Incentive Stock Option Plan of IMPCO Technologies, Inc. and the related Prospectus, (b) the Registration Statement (Form S-8, No. 33-07035 pertaining to the 1996 Incentive Stock Option Plan of IMPCO Technologies, Inc., (c) the Registration Statement (Form S-8, No. 33-62889) pertaining to the IMPCO Investment and Tax Savings Plan, (d) the Registration Statement (Form S-8, No. 333-44085) pertaining to the 1997 Incentive Stock Option Plan of IMPCO Technologies, Inc. and in the related Prospectus, (e) the Registration Statement (Form S-8, No. 333-71544) pertaining to the 2000 Incentive Stock Option Plan of IMPCO Technologies, Inc. and in the related Prospectus, (f) the Registration Statement (Form S-3, No. 333-82110) pertaining to shares of common stock of IMPCO Technologies, Inc. and in the related Prospectus, (g) the Registration Statement (Form S-3, No. 333-88690) pertaining to the shares of common stock of IMPCO Technologies, Inc. and in the related Prospectus, (h) the Registration Statement (Form S-8, No. 333-102069) pertaining to the IMPCO Technologies, Inc. 2002 Stock Option Plan for Employees and the IMPCO Technologies, Inc. 2002 Stock Option Plan for Nonemployee Directors and the related Prospectus, (i) the Registration Statement (Form S-3, No 333-102068) pertaining to shares of IMPCO Technologies, Inc. and in the related Prospectus, (j) the Registration Statement (Form S-3, No. 333-120029) pertaining to shares of common stock of IMPCO Technologies, Inc. and in the related Prospectus, and (k) the Registration Statement (Form S-8, No. 333-118689) pertaining to the 2003 and 2004 Stock Incentive Plans of our report dated March 5, 2004 with respect to the consolidated financial statements of BRC S.r.l. as of December 31, 2002 and 2003, included in this Annual Report (Form 10-K) for the year ended December 31, 2004.

/s/ RECONTA ERNST & YOUNG S.P.A.

Milan, Italy

June 27, 2005